UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

Stoke Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38938	47-1144582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Wiggins Ave
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 430-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on May 20, 2022, Stoke Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”), pursuant to which the Company may offer and sell shares (“Placement Shares”) of common stock of the Company, par value $0.0001 per share, at any time and from time to time through or to Cantor, as sales agent or principal, at market prices by any method that is deemed to be an “at-the-market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act” ).

On August 3, 2026, the Company filed a prospectus supplement (the “Prospectus Supplement”) pursuant to Rule 424(b) under the Securities Act with the SEC relating to the offer and sale of up to $200,000,000 of Placement Shares under the Sales Agreement. The Prospectus Supplement forms a part of the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-294402), which was filed with the SEC on March 18, 2026.

The legal opinion of Fenwick & West LLP relating to the Placement Shares being offered pursuant to the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Placement Shares as discussed herein, nor shall there be any sale of the Placement Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date: August 3, 2026	By:	/s/ Thomas E. Leggett
Thomas E. Leggett Chief Financial Officer